SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                                February 17, 2010
                                -----------------
                                (Date of Report)

                           ALANCO TECHNOLOGIES, INC.
                           -------------------------
             (Exact name of Registrant as specified in its charter)


                                    0-9437
                                   ---------
                             (Commission File No.)

                    ARIZONA                        86-0220694
         ---------------------------     ---------------------------------
        (State of other jurisdiction(    (IRS Employer Identification No.)



             15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA  85260
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            (Address of Principal Executive Office)       (Zip Code)


                                 (480) 607-1010
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  ) Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On February 11, 2010, Alanco Technologies, Inc. issued a press release announcing that its StarTrak subsidiary was awarded a contract by Cheney Brothers, Inc. for deployment of its ReeferTrak monitoring system on the company's nationwide fleet of 400 refrigerated trailers.

A copy of the press release is attached.

Item 9.01

     Exhibit 99.1 February 11, 2010 press release entitled "Alanco's StarTrak Announces Cheney Brothers, Inc. 400 Trailer Fleetwide Deployment of ReeferTrak Systems."


                                   SIGNATURES

Date: February 17, 2010            By:  /s/John A Carlson
                                        -----------------------
                                        Chief Financial Officer